SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2013

Spectral Capital Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-50274	510520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Fifth Avenue, Suite 4200, Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (206)262-7820

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On February 26, 2013, Spectral Capital Corporation, through its subsidiary, Spectral Holdings, Inc. signed a definitive Technology Acquisition Agreement (“Agreement”) to acquire mobile search engine and mobile sharing technology from Fiveseas Securities Ltd.  Under the Agreement, Spectral issued Fiveseas 5,000,000 common shares of Spectral Capital Corporation, par value $0.0001.  The Agreement calls for the technology to reside within a newly formed entity called Noot Holdings, Inc., a Delaware corporation, which Spectral will be a 60% owner of and Fiveseas will be a 40% owner of. Fiveseas was granted a right of first refusal for any subsequent sale of the technology.

Item 3.02	Unregistered Sales of Equity Securities

On February 26, 2013, Spectral Capital Corporation, through its subsidiary, Spectral Holdings, Inc. signed a definitive Technology Acquisition Agreement (“Agreement”) to acquire mobile search engine and mobile sharing technology from Fiveseas Securities Ltd.  Under the Agreement, Spectral issued Fiveseas 5,000,000 common shares of Spectral Capital Corporation, par value $0.0001.  The Agreement calls for the technology to reside within a newly formed entity called Noot Holdings, Inc., a Delaware corporation, which Spectral will be a 60% owner of and Fiveseas will be a 40% owner of. Fiveseas was granted a right of first refusal for any subsequent sale of the technology.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1   Technology Acquisition Agreement dated February 26, 2013 between Spectral Holdings, Inc., a Delaware corporation and subsidiary of the registrant, Noot Holdings, Inc., a Delaware corporation and subsidiary of the registrant and Fiveseas Securities Ltd., a Marshall Islands corporation.

Exhibit 99.1   Press Release of Spectral Capital Corporation dated February 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectral Capital Corporation

/s/ Jenifer Osterwalder
Jenifer Osterwalder
President, CEO and Director
Date: February 28, 2013

Exhibit 10.1

NOOT HOLDINGS, INC.
TECHNOLOGY ACQUISITION AGREEMENT

THIS TECHNOLOGY ACQUISITION AGREEMENT (the “Agreement”) is made and entered into as of February 26, 2013 by and between NOOT HOLDINGS, INC., a Delaware corporation (the “Company”), SPECTRAL HOLDINGS, INC., a Delaware corporation (“Spectral Holdings”) and FIVESEAS SECURITIES LTD., a Marshall Islands Corporation (“FS”).

In consideration of the mutual covenants and representations set forth below, the Company and FS agree as follows:

1. Definitions.

1.1 “Agreement” shall mean this Technology Acquisition Agreement.

1.2 “Closing” shall mean the closing of the acquisition and sale of the Technology.

1.3 “Patents” shall mean the portion of the Technology as to which patents have been or are being applied for as described in Exhibit A to this Agreement and any division, continuation, substitution, reissue and extension of such patents.

1.4 “Product(s)” shall mean any application in software that utilizes the Technology.

1.5 “Technology” shall mean the Patents, Products and all other proprietary technology and know how developed or owned by FS, including source codes and domain name(s) as described on Exhibit A.

2. Acquisition of Technology.

2.1 Subject to the terms and conditions of, and for the consideration set forth in this Agreement, FS, at the Closing shall sell, covey, assign, transfer and deliver to the Company, and the Company shall acquire from FS, all right, title and interest in and to the Technology.  The grant of rights set forth hereinabove shall include the right to all claims of ownership of any kind or character related to any Product(s) or Patents that are related to the Technology in any way.  FS agrees to execute and deliver to the Company all instruments necessary to evidence and document such assignment of the Technology to the Company.

3. Issuance of Shares.  At the Closing, the Company shall deliver to FS as consideration for the acquisition of the Technology 5,000,000 shares of the common stock of Spectral Capital Corporation, a Nevada corporation, par value $0.0001 (the “Spectral Shares”).  In addition, the Company will also deliver to FS, 40% of the issued and outstanding common shares of the Company (“Noot Shares”).  The Company agrees that it will not issue any class of shares other than common stock, will not issue any additional common stock or any instrument convertible into common stock or otherwise dilute in any way the interest of FS in the Company.  The remaining 60% of the Company’s common stock will be held by Spectral Holdings, which agrees to not transfer, sell, hypothecate or otherwise dispose of any shares of the Company except in accordance with this Agreement.  Although the Company may license or sublicense the Technology under commercial terms in the ordinary course of business, any license or sublicense which would reasonably constitute a sale or all or substantially all of the Technology shall be subject to the Right of First Refusal provisions of Section 4.1 hereof.   Together the Noot Shares and the Spectral Shares shall be defined as the Shares.

4. Right of First Refusal and Restrictions on Transfer.

4.1 Right of First Refusal-Noot Shares.  The Noot Shares shall be subject to a right of first refusal by the Company in the event that FS or any transferee of such Shares proposes to sell, pledge or otherwise transfer such Shares or any interest in such Shares to any person or entity.  Any holder of the Shares desiring to transfer such Shares or any interest in such Shares shall give a written notice to the Company describing the proposed transfer, including the number of Shares proposed to be transferred, the price and terms at which such Shares are proposed to be transferred and the name and address of the proposed transferee.  Unless otherwise agreed by the Company and the holder of such Shares, purchases by the Company under this Section 4 shall be at the proposed price and terms specified in the notice to the Company.  If the Company fails to exercise its right of first refusal within 30 days from the date on which the Company receives the stockholder’s notice, the stockholder may, within the next 90 days, conclude a transfer to the proposed transferee of the exact number of Shares covered by that notice on terms not more favorable (taken as a whole) to the transferee than those described in the notice.  The Company’s right of first refusal shall attach to the Shares, and all transferees shall be subject thereto.  Any subsequent proposed transfer shall again be subject to the Company’s right of first refusal.  If the Company exercises its right of first refusal, the stockholder shall endorse and deliver to the Company the stock certificates representing the Shares being repurchased and the Company shall upon such delivery pay the stockholder the total repurchase price.  The holder of the Shares being repurchased shall cease to have any rights with respect to such Shares immediately upon receipt of the repurchase price. In addition, the Noot Shares, including any subsequent transferee, are subject to the restrictions under this Section 4 and Section 5 hereof.

4.2 Termination of Right.  The right of first refusal set forth in this Section 4 shall automatically terminate upon the earlier of (a) the three year anniversary of this Agreement, (b) the consummation of a Deemed Liquidation Event (as defined in Section 5.4 hereof) or (c) a transfer of fifty percent (50%) or more of the Company’s voting power to a third party (transfers to affiliates or subsidiaries of Spectral Holdings shall be exempt from this section 4.2(c) hereof.

4.3 In the event of the dissolution of FS, or a decision by its the members of FS (“Members”) to assign its Shares to the members of FS in any sharing ratio deemed appropriate by the members, where such interest includes both the Shares and FS’s rights to receive royalties, any subsequent transfer of those interests by a member of FS to a Related Person (as defined below), whether by will, contract, operation of law, or in any other manner shall be permitted under this Agreement and shall not trigger a right of first refusal pursuant to Section 4.1 on the part of NEWCO; provided, however, that each assignee agrees in writing to take the Shares subject to the right of first refusal set forth in this Section 4 and the restrictions set forth in Section 5 hereof.

(a) “Related Person” means (a) a Member of FS; (b) a Member’s ascendants, a Member’s natural or adopted descendants, a Member’s brothers or sisters, any natural or adopted descendants of such brothers or sisters; or a Member’s spouse; (c) an inter vivos or testamentary trust under the terms of which the beneficiaries are individuals who fall into those categories described in parts (a) or (b) of this definition; (d) the beneficiaries of an inter vivos or testamentary trust which is a Member, provided that such beneficiaries fall into those categories described in parts (a) or (b) of this definition; or (e) a partnership, limited liability company or corporation in which a Member of those individuals who are described in part (b) of this definition own all the issued capital stock of the corporation and have voting control of such a corporation or own all of the membership interest in such a partnership or limited liability company.

5. Other Restrictions on Transfer or Resale of Shares.

5.1 Transfer Restrictions.  Any transfer of the Noot Shares shall be subject to the right of first refusal set forth in Section 4, the restrictions set forth in this Section 5 and restrictions imposed by federal and state securities laws.  Any person receiving any Shares that are transferred in accordance with this Agreement shall agree in writing to be bound by the applicable terms of this Agreement.

5.2 Legends.  FS understands and acknowledges that the Noot Shares and the Spectral Shares are not registered under the Securities Exchange Act of 1933 (the “Act”), and that under the Act and other applicable laws FS may be required to hold such Shares for an indefinite period of time.  Each stock certificate representing the Shares shall bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN TECHNOLOGY ACQUISITION AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE CORPORATION.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

5.3 Market Standoff.  FS agrees that if so requested by the Company or any representative of the underwriters in connection with registration of any firmly underwritten public offering of any securities of the Company under the Act, FS shall not sell or otherwise transfer any Shares or other securities of the Company during the 180 day period following the effective date of such registration statement.  The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180 day period.

5.4 Sale of The Company or the Technology.  Spectral Holdings, or its assignee properly designated under Sections 4 and 5 hereunder (“Spectral Representative”), shall have the right, at its sole discretion, to sell or transfer all or substantially all of the Technology, including a sale of 100% of the issued and outstanding shares of the Company, at its sole discretion (Deemed Liquidation Event).  The Spectral Representative must give FS advanced written notice describing the proposed  Deemed Liquidation Event, including the the price and terms at which such Deemed Liquidation Event is proposed and the name and address of the proposed purchaser.  FS shall have the right to meet the exact terms of the Deemed Liquidation Event, provided however that if the consideration of the Deemed Liquidation Event is in payment other than cash, FS may obtain a third party valuation reasonably acceptable to the Spectral Representative, at the expense of FS.  FS must then meet the exact terms of the Deemed Liquidation Event in cash, with identical payment terms, but with any non-cash consideration paid for in cash per the valuation obtained herunder.  If the Company fails to exercise its right of first refusal within 30 days from the date on which FS receives the notice required in Section 5.4, the Spectral Representative and the Company may, within the next 90 days, conclude a transfer to the proposed transferee on terms not more favorable (taken as a whole) to the transferee than those described in the notice.

6. Representations and Acknowledgments of FS.  FS hereby represents, warrants, acknowledges and agrees that:

6.1 Authority Relating to this Agreement; No Violation of Other Instruments.

(a) The execution and delivery of this Agreement and the performance hereunder by FS have been duly authorized by all necessary corporate action on the part of FS and, assuming execution of this Agreement by the Company, this Agreement will constitute a legal, valid and binding obligation of FS, enforceable against FS in accordance with its terms, subject to enforcement (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors’ rights and (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

(b) Neither the execution of this Agreement nor the performance hereof by FS will (i) conflict with or result in the breach or violation of the terms of any decree, judgment, order, law or regulation of any court or other governmental body now in effect applicable to FS, (ii) any breach of any of the terms, conditions and provisions of, or constitute a default under, any indenture, mortgage, lease, agreement or other instrument to which FS is a party or by which it is bound or (iii) violate or conflict with any of the provisions of FS’s Articles of Organization or similar organizational instruments.

(c) No consent from any third party and no consent, approval or authorization of, or declaration, filing or registration with, any government or regulatory authority is required to be made or obtained by FS in order to permit the execution and delivery of this Agreement.

(d)  Intellectual Property.  FS owns the entire right, title and interest in and to the Technology and has the right to convey the Technology to the Company as set forth in this Agreement.  To the knowledge of FS, there are no third parties claiming an interest in, or any right under, the Technology.

(e)  Patents.  FS has delivered to the Company a complete file history of the Patents in FS’s possession.

(f) Assignment.  FS has assigned to the Company hereunder all patents and other proprietary technology and know-how in its possession or control relating to the Technology.

6.2 Investment.  FS is acquiring the Shares for FS’s own account, and not directly or indirectly for the account of any other person.  FS is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities.

6.3 Access to Information.  FS has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company.  FS has had access to such financial and other information as is necessary in order for FS to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which FS has had access.

6.4 Pre-Existing Relationship.  FS further represents and warrants that FS has either (a) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable FS to be aware as of the date of this Agreement of the character, business acumen and general business and financial circumstances of the Company or the officer or director with whom such relationship exists or (b) such business or financial expertise as to be able to protect FS’s own interests in connection with the purchase of the Shares.

6.5 Speculative Investment.  FS’s investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within FS’s risk capital means and is not so great in relation to FS’s total financial resources as would jeopardize the personal financial needs of FS and FS’s family in the event such investment were lost in whole or in part.

6.6 Unregistered Securities.

(a) FS must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available.  The Company has made no agreements, covenants or undertakings whatsoever to register any of the Shares under the Act.  The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 under the Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in the Company’s common stock, (ii) adequate information as to the Company’s financial and other affairs and operations is then available to the public and (iii) all other terms and conditions of Rule 144 have been satisfied.

(b) Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and therefore the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such act or an exemption therefrom is available.  The Company has made no agreements, covenants or undertakings whatsoever to register or qualify any of the Shares under any such act.  The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

6.7 Accredited Investor.  FS is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

7. Tax Provisions.  The transfer of the Patents and the issuance of the Shares pursuant to this Agreement are intended to qualify as a transfer to a controlled corporation under Section 351 of the Internal Revenue Code of 1986, as amended, in which no gain or loss is recognized by the Company or FS.  The parties to this Agreement shall report the transfer and issuance in a manner consistent with this treatment unless otherwise required by applicable law.

8. Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

To the Company at:
Noot Holdings, Inc.
Attention:  Jenifer Osterwalder
701 Fifth Avenue, Suite 4200
Seattle, WA 98104

To FS at:
FIVESEAS SECURITIES LTD.
AJELTAKE ROAD
TRUST COMPANY COMPLEX
AJELTAKE ISLAND
MAJURO MH 96960
MARSHALL ISLANDS

9. Binding Effect.  This Agreement shall be binding upon the heirs, legal representatives and successors of the Company and of FS; provided, however, that FS may not assign any rights or obligations under this Agreement except that FS may assign this Agreement without such consent in connection with a reincorporation, sale, merger or acquisition of all or substantially all of its assets.  The Company’s rights under this Agreement shall be freely assignable.  Any assignment of the Agreement by any Party is subject to the restrictions and conditions herein, including Sections 4 and 5.

10. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, excluding those laws that direct the application of the laws of another jurisdiction.

11. Entire Agreement.  This Agreement constitutes the entire agreement of the parties pertaining to the Shares and the Technology and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

IN WITNESS WHEREOF, the parties hereto have executed the Technology Acquisition Agreement as of the date first above written.

Noot Holdings, Inc.

X__________________________________
Jenifer Osterwalder
            President and CEO

Fiveseas Securities Ltd.

X__________________________________
Igor Rybakov
            Managing Director

Spectral Holdings, Inc.

X__________________________________
Jenifer Osterwalder
            President and CEO

EXHIBIT A

Patents and Patent Applications.  The patent applications designated below:

Application No.	Attorney Docket No.	Title Of Invention	Inventor	Status	App. Date
US 00/000000	000000-000000US	Noot Mobile Search Technology	Rick VanWell	Pre-filing	tba
US 00/000000	000000-000000US	Noot Mobile Sharing Technology	Rick VanWell	Pre-filing	tba

Other Know How.  Any and all confidential, technical and/or proprietary information and knowledge, whether or not patentable and whether or not in written form related to the foregoing potential patent applications  including, without limitation, information, inventions, know-how and knowledge regarding inventions, discoveries, techniques, research in progress, trade secrets, systems, methods, processes, algorithms, technical data, formulae, drawings, designs, schematics, blueprints, flow charts, models, prototypes, techniques, manufacturing and design information.

The Technology shall also include:

●    all existing source code for mobile search technology

●    all existing source code for mobile social sharing technology

●    noot web site and source code

●    the rights/ownership of noot.com domain name

●    all rights and claims of ownership (copyright, trademarks, documentation, business plans etc)

Exhibit 99.1

Spectral Completes Transaction for Mobile Search Technology

SEATTLE–(BUSINESS WIRE)—(26 February 2013) Spectral Capital Corporation, (FCCN.QB) (F3SN:SG, BE) announced today that has completed a definitive agreement with Noot, Inc. for control of intellectual property and all other related assets that the company will develop.

Noot, Inc. is a mobile technology company that is in advanced stages of creating a proprietary search engine, named “noot”, for people with mobile smartphones. noot will help people easily find news, social media, photos and video that match their interests. The technology actually learns what users like and improves its results over time, providing very personalized information for the user. A key benefit of noot will be that the search engine continues to work even when the user is not actively searching and will discover new and relevant items without prompting, providing more enhanced and personalized information the next time the user searches for that topic.

“noot will be a simple, fun and easy way for people to search on their smart phones. People use their smart phones to search in different ways than from their PCs or tablets. Today there is not a search tool that provides a good search experience on smart phones and noot is being developed for this purpose”, stated Jenifer Osterwalder, Spectral President and CEO.

“Today there are over 1 billion smart phone users while the smart phone market has a year on year sales growth of over 50% in the United States, China and India. However, despite the 1 billion current users, there are over 5 billion mobile phone users, which indicate there is a large upside for smart phone sales growth. We are very pleased to have Noot, Inc. as our partner and look forward to a long and prosperous relationship”, continued Osterwalder.

For more information about noot, please visit: www.noot.com

ABOUT SPECTRAL:
Spectral acquires and partners with early stage technology companies that have the ability to grow into independent public companies. We focus on identifying markets in which a start up has the opportunity to greatly enhance or become a complete game changer. We look for technology that is patentable. Through our knowledge and vast network of professionals from around the world, as well as our experience as entrepreneurs, we provide support and encouragement for our portfolio teams and their visions. Spectral’s portfolio teams are consumed and innately passionate about the development of their ideas.

Contact:
Jenifer Osterwalder
contact@spectralcapital.com